                                                                    EXHIBIT 99.4

EXCERPTS FROM
ASSISTED LIVING CONCEPTS, INC.


PRESENTATION TO THE BONDHOLDER COMMITTEE


JUNE 2001



JEFFERIES & COMPANY, INC.

HOUSE LEVEL OVERVIEW
--------------------------------------------------------------------------------
REVIEW OF 2001 FORECASTED HOUSE LEVEL EXPENSES(1)
($ in Millions)

OPERATING COST                      AMOUNT           % OF REVENUE           COMPANY COMMENT
--------------                      ------           ------------           ---------------
Residence Payroll Costs             $ 61.1              39.9%
Tenant Care                            1.0               0.7%
Maintenance                            4.3               2.8%
Kitchen                               10.1               6.6%
Housekeeping                           1.1               0.7%
Activities                             0.2               0.1%
Utilities                             10.6               6.9%
Insurance                              2.8               1.9%
Property Taxes                         7.2               4.7%
Advertising                            0.8               0.5%
Administrative Expenses                3.1               2.0%
Bad Dept Expense                       0.7               0.5%
Petty Cash Expense                     0.5               0.3%
Management Fees                        7.6               5.0%
                                    ------            ------
   TOTAL OPERATING COSTS            $111.1              72.5%
                                    ======            ======

CORPORATE OVERHEAD OVERVIEW
--------------------------------------------------------------------------------
CORPORATE OVERHEAD 2001 FORECAST REVIEW(1)
($ in Millions)

                                                             % OF                            ANNUAL
OVERHEAD COST                             AMOUNT            REVENUE        PERSONNEL        SALARIES        COMPANY COMMENT
-------------                             ------            -------        ---------        --------        ---------------
Community Relations                        $ 2.1              1.4%             23            $ 1.6
Executive                                    1.0              0.6%              4              0.8
Finance                                      2.7              1.7%             41              1.9
IT                                           1.1              0.7%              8              0.6
Legal                                        1.0              0.7%              3              0.4
Occupancy
   Payroll and Related Expenses              0.1              0.0%
   Building Costs                            0.3              0.2%
   Communications Expense                    1.3              0.9%
   Travel and Entertainment                  0.0              0.0%
   Insurance                                 0.7              0.5%
   Professional Fees                         0.9              0.6%
   Taxes                                     0.1              0.1%
   Public Company Expenses                   0.6              0.4%
   Other Corporate Costs                     0.5              0.3%
                                           -----            -----             ---            -----
     Total Occupancy                         4.5              2.9%              0              0.1
Regional Operations                          4.9              3.2%             49              3.6
                                           -----            -----             ---            -----
   TOTAL                                   $17.3             11.3%            128            $ 8.8
                                           =====            =====             ===            =====

FINANCING OVERVIEW
--------------------------------------------------------------------------------
PROJECTION OVERVIEW


ASSUMPTIONS
-----------

-    Utilized detailed property              -    Rejection of 19 leases
     level budget for 2001                        and two NHP mortgages
     projections

-    Annual 2% lease rate increase           -    Immediate headcount reductions
                                                  due to smaller house base

-    Occupancy improvement from 85%          -    Capital expenditures of $315
     to 89%                                       growing at 5% per year

-    Annual 2% operating expense
     growth


PROJECTIONS
-----------

                                         Actual                 Pro Forma(1)
                          Pro Forma    Pro Forma(1)   Projected Quarter Ending in 2001     Pro Forma(1)
                           Q1 2001     ------------   ---------------------------------    ------------
                          Run-Rate(1)      Q1           Q2           Q3           Q4           2001
                           --------    ------------   -------      -------      -------    ------------
Revenues                   $132,064      $33,016      $33,259      $34,662      $36,047      $136,984
Operating Expenses           89,382       22,346       22,462       23,034       23,234        91,075
Unallocated Operating
Exp.                          1,600          400          335          334          337         1,407
Rent                         12,089        3,022        2,987        2,987        3,004        12,000
Corporate Overhead           16,390        4,098        4,098        4,098        4,098        16,390
                           --------      -------      -------      -------      -------      --------
EBITDA                     $ 12,603      $ 3,151      $ 3,377      $ 4,209      $ 5,375      $ 16,112
                           ========      =======      =======      =======      =======      ========

Capital Expenditures       $  1,914      $   503      $   503      $   503      $   503      $  2,010

                            2002          2003          2004          2005
                          --------      --------      --------      --------
Revenues                  $140,634      $144,830      $149,424      $154,145
Operating Expenses          92,896        94,754        96,649        98,582
Unallocated Operating
Exp.                         1,435         1,464         1,493         1,523
Rent                        12,241        12,485        12,735        12,990
Corporate Overhead          16,718        17,052        17,393        17,741
                          --------      --------      --------      --------
EBITDA                    $ 17,344      $ 19,075      $ 21,154      $ 23,309
                          ========      ========      ========      ========

Capital Expenditures      $  2,111      $  2,216      $  2,327      $  2,443

(1) Pro forma for the rejection of certain properties and corporate overhead reductions.